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                                                                     Exhibit T3G

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
                    (formerly known as Irving Trust Company)
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                        Superior Telecommunications Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    74-2900439
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

150 Interstate North Parkway, Suite 300                     30339-2101
Atlanta, Georgia                                            (Zip code)
(Address of principal executive offices)


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Superior Essex Inc.       Delaware   20-0282396    150 Interstate North Parkway,
                                                   Suite 300, Atlanta, GA
                                                   30339-2101

Superior Essex Holding    Delaware   20-0282438    150 Interstate North Parkway,
Corp.                                              Suite 300, Atlanta, GA
                                                   30339-2101

Essex Canada, Inc.        Delaware   52-1692473    Corporation
                                                   Trust Center
                                                   1209 Orange Street
                                                   Wilmington, DE 19801

Essex Group, Inc. (DE)    Delaware   99-135952     1601 Wall Street,
                                                   Fort Wayne,
                                                   Indiana 46802

Essex International       Delaware   13-3496934    1601 Wall Street,
Inc.                                               Fort Wayne,
                                                   Indiana 46802

Essex Services, Inc.      Delaware   35-2059809    1601 Wall Street,
                                                   Fort Wayne,
                                                   Indiana 46802

Essex Group, Inc. (MI)    Michigan   35-1313298    1601 Wall Street,
                                                   Fort Wayne,
                                                   Indiana 46802

Essex Group Mexico Inc.   Delaware   35-1919914    1601 Wall Street,
                                                   Fort Wayne,
                                                   Indiana 46802

Essex Wire Corporation    Michigan   35-1150598    1601 Wall Street,
                                                   Fort Wayne,
                                                   Indiana 46802

Essex Technology, Inc.    Delaware   51-0385092    300 Delaware Ave.
                                                   9th Floor
                                                   Wilmington, Delaware 19801

Essex Mexico              Delaware   52-2155254    1601 Wall Street,
Holdings, LLC                                      Fort Wayne,
                                                   Indiana 46802

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                     Second Priority Secured Notes due 2008
                       (Title of the indenture securities)

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1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

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              Name                                      Address
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Superintendent of Banks of the State            2 Rector Street,
of New York                                     New York, N.Y. 10006, and
                                                Albany, N.Y. 12203

Federal Reserve Bank of New York                33 Liberty Plaza,
                                                New York, N.Y.  10045

Federal Deposit Insurance Corporation           Washington, D.C.  20429

New York Clearing House Association             New York, New York 10005

    (b)     Whether it is authorized to exercise corporate trust powers.

Yes.

2.   Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.  List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of October, 2003.


                                          THE BANK OF NEW YORK

                                          By:   /S/  STACEY POINDEXTER
                                                ----------------------
                                                Name: STACEY POINDEXTER
                                                Title: ASSISTANT TREASURER


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